Exhibit 99.2

BB&T Corporation
Quarterly Performance Summary
Fourth Quarter 2011

BB&T Corporation
Quarterly Performance Summary
Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended					Year-to-Date
	December 31%					December 31%
	2011		2010		Change	2011		2010		Change
Summary Income Statement
Interest income	$1,807		$1,793		0.8%	$7,035		$7,254		(3.0	) %
Interest expense	318		424		(25.0)	1,381		1,799		(23.2)
Net interest income - taxable equivalent	1,489		1,369		8.8	5,654		5,455		3.6
Less: Taxable-equivalent adjustment	37		37		-	147		135		8.9
Net interest income	1,452		1,332		9.0	5,507		5,320		3.5
Provision for credit losses	272		643		(57.7)	1,190		2,638		(54.9)
Net interest income after provision for credit losses	1,180		689		71.3	4,317		2,682		61.0
Noninterest income	922		964		(4.4)	3,113		3,957		(21.3)
Noninterest expense	1,618		1,421		13.9	5,802		5,670		2.3
Income before income taxes	484		232		108.6	1,628		969		68.0
Provision for income taxes	84		15		NM	296		115		157.4
Net income	400		217		84.3	1,332		854		56.0
Noncontrolling interest	9		9		-	43		38		13.2
Net income available to common shareholders	391		208		88.0	1,289		816		58.0
Per Common Share Data
Earnings
Basic	$0.56		$0.30		86.7%	$1.85		$1.18		56.8%
Diluted	0.55		0.30		83.3	1.83		1.16		57.8
Cash dividends declared (1)	0.16		0.15		6.7	0.65		0.60		8.3
Book value	24.98		23.67		5.5	24.98		23.67		5.5
Tangible book value (2)	16.73		15.43		8.4	16.73		15.43		8.4

End of period shares outstanding (in thousands)	697,143		694,381		0.4	697,143		694,381		0.4
Weighted average shares (in thousands)
Basic	697,117		693,993		0.5	696,532		692,489		0.6
Diluted	706,178		702,781		0.5	705,168		701,039		0.6
Performance Ratios
Return on average assets	0.93%		0.54%			0.82%		0.54%
Return on average common shareholders' equity	8.76		4.88			7.49		4.85
Net interest margin - taxable equivalent	4.02		4.04			4.06		4.03
Fee income ratio (3)	38.4		41.8			39.7		41.0
Efficiency ratio (3)	53.5		55.3			55.2		53.9
Credit Quality (including amounts related to covered loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	1.62%		2.73%			1.62%		2.73%
Loans and leases plus foreclosed property	2.52		3.94			2.52		3.94
Net charge-offs as a percentage of average
loans and leases	1.44		2.02			1.57		2.41
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.10		2.62			2.10		2.62
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.21	X	1.26	X		1.21	X	1.26	X
Average Balances
Total assets	$171,496		$159,464		7.5%	$162,966		$159,658		2.1%
Total securities (4)	35,867		25,988		38.0	29,923		27,610		8.4
Loans and leases	108,523		105,946		2.4	105,962		104,787		1.1
Deposits	121,925		105,592		15.5	112,318		106,773		5.2
Shareholders' equity	17,755		16,951		4.7	17,267		16,886		2.3
Period-End Balances
Total assets	$174,579		$157,081		11.1%	$174,579		$157,081		11.1%
Total securities (4)	36,407		23,169		57.1	36,407		23,169		57.1
Loans and leases	111,205		107,264		3.7	111,205		107,264		3.7
Deposits	124,939		107,213		16.5	124,939		107,213		16.5
Shareholders' equity	17,480		16,498		6.0	17,480		16,498		6.0
Capital Ratios (5)
Risk-based
Tier 1	12.4%		11.8%			12.4%		11.8%
Total	15.7		15.5			15.7		15.5
Leverage	9.0		9.1			9.0		9.1
Tangible common equity (2)	6.9		7.1			6.9		7.1
Tier 1 common equity to risk-weighted assets (2)	9.7		9.1			9.7		9.1

(1)	BB&T Corporation declared a special one-time dividend of $0.01 per common share in the first quarter of 2011.
(2)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.

(3)

Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 21 of this supplement. See Non-GAAP reconciliations on page 22 of this supplement.

(4)

Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

(5)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2011		2011		2011		2011		2010
Summary Income Statement
Interest income	$1,807		$1,788		$1,727		$1,713		$1,793
Interest expense	318		334		337		392		424
Net interest income - taxable equivalent	1,489		1,454		1,390		1,321		1,369
Less: Taxable-equivalent adjustment	37		38		36		36		37
Net interest income	1,452		1,416		1,354		1,285		1,332
Provision for credit losses	272		250		328		340		643
Net interest income after provision for credit losses	1,180		1,166		1,026		945		689
Noninterest income	922		690		787		714		964
Noninterest expense	1,618		1,417		1,395		1,372		1,421
Income before income taxes	484		439		418		287		232
Provision for income taxes	84		68		91		53		15
Net income	400		371		327		234		217
Noncontrolling interest	9		5		20		9		9
Net income available to common shareholders	391		366		307		225		208
Per Common Share Data
Earnings
Basic	$0.56		$0.52		$0.44		$0.32		$0.30
Diluted	0.55		0.52		0.44		0.32		0.30
Cash dividends declared (1)	0.16		0.16		0.16		0.17		0.15
Book value	24.98		25.07		24.37		23.86		23.67
Tangible book value (2)	16.73		16.42		15.95		15.59		15.43

End of period shares outstanding (in thousands)	697,143		697,101		696,894		696,285		694,381
Weighted average shares (in thousands)
Basic	697,117		697,052		696,625		695,309		693,993
Diluted	706,178		705,604		704,969		704,101		702,781
Performance Ratios
Return on average assets	0.93%		0.89%		0.83%		0.60%		0.54%
Return on average common shareholders' equity	8.76		8.30		7.25		5.48		4.88
Net interest margin - taxable equivalent	4.02		4.09		4.15		4.01		4.04
Fee income ratio (3)	38.4		39.3		40.8		40.1		41.8
Efficiency ratio (3)	53.5		54.6		55.8		57.1		55.3
Credit Quality (including amounts related to covered
loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	1.62%		1.98%		2.32%		2.69%		2.73%
Loans and leases plus foreclosed property	2.52		3.05		3.46		3.97		3.94
Net charge-offs as a percentage of average
loans and leases	1.44		1.57		1.71		1.56		2.02
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.10		2.25		2.43		2.58		2.62
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.21	X	1.20	X	1.22	X	1.09	X	1.26	X
Average Balances
Total assets	$171,496		$165,520		$157,730		$156,931		$159,464
Total securities (4)	35,867		31,567		27,060		25,059		25,988
Loans and leases	108,523		105,658		104,341		105,294		105,946
Deposits	121,925		115,056		106,466		105,614		105,592
Shareholders' equity	17,755		17,551		17,072		16,673		16,951
Period-End Balances
Total assets	$174,579		$167,677		$159,310		$157,039		$157,081
Total securities (4)	36,407		32,784		27,961		26,220		23,169
Loans and leases	111,205		107,449		105,350		104,887		107,264
Deposits	124,939		117,567		108,064		106,913		107,213
Shareholders' equity	17,480		17,541		17,049		16,670		16,498
Capital Ratios (5)
Risk-based
Tier 1	12.4%		12.6%		12.4%		12.1%		11.8%
Total	15.7		16.1		16.1		15.8		15.5
Leverage	9.0		9.2		9.5		9.3		9.1
Tangible common equity (2)	6.9		7.1		7.2		7.2		7.1
Tier 1 common equity to risk-weighted assets (2)	9.7		9.8		9.6		9.3		9.1

(1)	BB&T Corporation declared a special one-time dividend of $0.01 per common share in the first quarter of 2011.
(2)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.

(3)

Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 21 of this supplement. See Non-GAAP reconciliations on page 22 of this supplement.

(4)

Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

(5)	Current regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	Dec. 31		Change		Dec. 31		Change
	2011	2010	$	%	2011	2010	$	%
Interest Income
Interest and fees on loans and leases	$1,530	$1,566	$(36)	(2.3)%	$6,119	$6,080	$39	0.6%
Interest and dividends on securities	235	185	50	27.0	747	1,019	(272)	(26.7)
Interest on other earning assets	4	4	-	-	19	16	3	18.8
Total interest income	1,769	1,755	14	0.8	6,885	7,115	(230)	(3.2)
Interest Expense
Interest on deposits	137	192	(55)	(28.6)	610	917	(307)	(33.5)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	1	6	(5)	(83.3)	11	22	(11)	(50.0)
Interest on long-term debt	179	225	(46)	(20.4)	757	856	(99)	(11.6)
Total interest expense	317	423	(106)	(25.1)	1,378	1,795	(417)	(23.2)
Net interest income	1,452	1,332	120	9.0	5,507	5,320	187	3.5
Provision for credit losses	272	643	(371)	(57.7)	1,190	2,638	(1,448)	(54.9)
Net interest income after provision for credit loss	1,180	689	491	71.3	4,317	2,682	1,635	61.0
Noninterest income
Insurance income	254	249	5	2.0	1,044	1,041	3	0.3
Service charges on deposits	142	143	(1)	(0.7)	563	618	(55)	(8.9)
Mortgage banking income	135	138	(3)	(2.2)	436	521	(85)	(16.3)
Investment banking and brokerage fees and commissions	75	97	(22)	(22.7)	333	352	(19)	(5.4)
Checkcard fees	42	73	(31)	(42.5)	271	274	(3)	(1.1)
Bankcard fees and merchant discounts	55	47	8	17.0	204	177	27	15.3
Trust and investment advisory revenues	42	42	-	-	173	159	14	8.8
Income from bank-owned life insurance	30	31	(1)	(3.2)	122	123	(1)	(0.8)
FDIC loss share income, net	(46)	-	(46)	NM	(289)	(116)	(173)	149.1
Securities gains (losses), net	103	99	4	4.0	62	554	(492)	(88.8)
Other income	90	45	45	100.0	194	254	(60)	(23.6)
Total noninterest income	922	964	(42)	(4.4)	3,113	3,957	(844)	(21.3)
Noninterest Expense
Personnel expense	679	679	-	-	2,727	2,616	111	4.2
Foreclosed property expense	346	162	184	113.6	802	747	55	7.4
Occupancy and equipment expense	159	155	4	2.6	616	608	8	1.3
Professional services	49	48	1	2.1	174	170	4	2.4
Regulatory charges	46	59	(13)	(22.0)	212	211	1	0.5
Loan processing expenses	59	51	8	15.7	227	201	26	12.9
Amortization of intangibles	24	28	(4)	(14.3)	99	122	(23)	(18.9)
Software expense	33	30	3	10.0	118	117	1	0.9
Merger-related and restructuring charges, net	16	4	12	NM	16	69	(53)	(76.8)
Other expenses	207	205	2	1.0	811	809	2	0.2
Total noninterest expense	1,618	1,421	197	13.9	5,802	5,670	132	2.3
Earnings
Income before income taxes	484	232	252	108.6	1,628	969	659	68.0
Provision for income taxes	84	15	69	NM	296	115	181	157.4
Net Income	400	217	183	84.3	1,332	854	478	56.0
Noncontrolling interest	9	9	-	-	43	38	5	13.2
Net income available to common shareholders	$391	$208	$183	88.0%	$1,289	$816	$473	58.0%

Earnings Per Common Share
Basic	$0.56	$0.30	$0.26	86.7%	$1.85	$1.18	$0.67	56.8%
Diluted	0.55	0.30	0.25	83.3	1.83	1.16	0.67	57.8

Weighted Average Shares Outstanding
Basic	697,117	693,993	3,124	0.5	696,532	692,489	4,043	0.6
Diluted	706,178	702,781	3,397	0.5	705,168	701,039	4,129	0.6
NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010
Interest Income
Interest and fees on loans and leases	$1,530	$1,546	$1,523	$1,520	$1,566
Interest and dividends on securities	235	199	163	150	185
Interest on other earning assets	4	5	4	6	4
Total interest income	1,769	1,750	1,690	1,676	1,755
Interest Expense
Interest on deposits	137	150	152	171	192
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	1	3	3	4	6
Interest on long-term debt	179	181	181	216	225
Total interest expense	317	334	336	391	423
Net interest income	1,452	1,416	1,354	1,285	1,332
Provision for credit losses	272	250	328	340	643
Net interest income after provision for credit loss	1,180	1,166	1,026	945	689
Noninterest income
Insurance income	254	241	299	250	249
Service charges on deposits	142	141	145	135	143
Mortgage banking income	135	123	83	95	138
Investment banking and brokerage fees and commissions	75	81	90	87	97
Checkcard fees	42	78	79	72	73
Bankcard fees and merchant discounts	55	51	52	46	47
Trust and investment advisory revenues	42	43	45	43	42
Income from bank-owned life insurance	30	33	29	30	31
FDIC loss share income, net	(46)	(104)	(81)	(58)	-
Securities gains (losses), net	103	(39)	(2)	-	99
Other income	90	42	48	14	45
Total noninterest income	922	690	787	714	964
Noninterest Expense
Personnel expense	679	671	683	694	679
Foreclosed property expense	346	168	145	143	162
Occupancy and equipment expense	159	151	152	154	155
Professional services	49	56	38	31	48
Regulatory charges	46	46	59	61	59
Loan processing expenses	59	55	57	56	51
Amortization of intangibles	24	24	25	26	28
Software expense	33	30	29	26	30
Merger-related and restructuring charges, net	16	-	2	(2)	4
Other expenses	207	216	205	183	205
Total noninterest expense	1,618	1,417	1,395	1,372	1,421
Earnings
Income before income taxes	484	439	418	287	232
Provision for income taxes	84	68	91	53	15
Net Income	400	371	327	234	217
Noncontrolling interest	9	5	20	9	9
Net income available to common shareholders	$391	$366	$307	$225	$208

Earnings Per Common Share
Basic	$0.56	$0.52	$0.44	$0.32	$0.30
Diluted	0.55	0.52	0.44	0.32	0.30

Weighted Average Shares Outstanding
Basic	697,117	697,052	696,625	695,309	693,993
Diluted	706,178	705,604	704,969	704,101	702,781

BB&T Corporation Lines of Business Financial Performance (1) Quarter Ended December 31, 2011 and 2010 (Dollars in millions)

					Residential			Dealer
	Community Banking				Mortgage Banking			Financial Services			Specialized Lending
	Dec. 31	Dec. 31	Percent		Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent
	2011	2010	Change		2011	2010	Change	2011	2010	Change	2011	2010	Change
Net interest income (expense)	$498	$474	5.1%		$271	$256	5.9%	$214	214	-%	$167	$158	5.7%
Net intersegment interest income
(expense)	388	460	(15.7)		(187)	(179)	4.5	(65)	(80)	(18.8)	(47)	(42)	11.9
Net interest income (expense)
and intersegment	886	934	(5.1)		84	77	9.1	149	134	11.2	120	116	3.4
Allocated provision for loan
and lease losses	123	465	(73.5)		41	111	(63.1)	42	29	44.8	24	28	(14.3)
Noninterest income	242	283	(14.5)		110	114	(3.5)	2	2	-	57	52	9.6
Intersegment net referral fees
(expense)	40	48	(16.7)		-	-	NM	-	-	NM	-	-	NM
Noninterest expense	744	615	21.0		88	74	18.9	27	27	-	67	66	1.5
Amortization of intangibles	11	14	(21.4)		-	-	NM	-	-	NM	1	1	-
Allocated corporate expenses	217	192	13.0		8	6	33.3	6	6	-	6	9	(33.3)
Income (loss) before income taxes	73	(21)	NM		57	-	NM	76	74	2.7	79	64	23.4
Provision (benefit) for income
taxes	24	(12)	NM		21	-	NM	28	28	-	16	10	60.0
Segment net income (loss)	$49	$(9)	NM		$36	$-	NM	$48	$46	4.3	$63	$54	16.7

Identifiable segment assets
(period end)	$60,948	$63,244	(3.6)		$25,471	$22,183	14.8	$9,874	$9,418	4.8	$16,756	$14,945	12.1

								Other, Treasury			Total BB&T
	Insurance Services				Financial Services			& Corporate (2)			Corporation
	Dec. 31	Dec. 31	Percent		Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent
	2011	2010	Change		2011	2010	Change	2011	2010	Change	2011	2010	Change
Net interest income (expense)	$-	$1	(100.0	) %	$30	$29	3.4%	$272	$200	36.0%	$1,452	$1,332	9.0%
Net intersegment interest income
(expense)	2	1	100.0		78	55	41.8	(169)	(215)	(21.4)	-	-	NM
Net interest income (expense)
and intersegment	2	2	-		108	84	28.6	103	(15)	NM	1,452	1,332	9.0
Allocated provision for loan
and lease losses	-	-	NM		9	17	(47.1)	33	(7)	NM	272	643	(57.7)
Noninterest income	256	250	2.4		183	189	(3.2)	72	74	(2.7)	922	964	(4.4)
Intersegment net referral fees
(expense)	-	-	NM		5	6	(16.7)	(45)	(54)	(16.7)	-	-	NM
Noninterest expense	190	187	1.6		146	141	3.5	332	283	17.3	1,594	1,393	14.4
Amortization of intangibles	11	11	-		1	1	-	-	1	(100.0)	24	28	(14.3)
Allocated corporate expenses	18	17	5.9		7	8	(12.5)	(262)	(238)	10.1	-	-	NM
Income (loss) before income taxes	39	37	5.4		133	112	18.8	27	(34)	(179.4)	484	232	108.6
Provision (benefit) for income
taxes	13	12	8.3		49	54	(9.3)	(67)	(77)	(13.0)	84	15	NM
Segment net income (loss)	$26	$25	4.0		$84	$58	44.8	$94	$43	118.6	$400	$217	84.3

Identifiable segment assets
(period end)	$2,352	$2,294	2.5		$7,546	$6,053	24.7	$51,632	$38,944	32.6	$174,579	$157,081	11.1

(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.

BB&T Corporation Lines of Business Financial Performance (1) Year-To-Date December 31, 2011 and 2010 (Dollars in millions)

					Residential Mortgage Banking			Dealer Financial Services
	Community Banking											Specialized Lending
	Dec. 31	Dec. 31	Percent		Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent		Dec. 31	Dec. 31	Percent
	2011	2010	Change		2011	2010	Change	2011	2010	Change		2011	2010	Change
Net interest income (expense)	$1,933	$1,771	9.1%		$1,024	$981	4.4%	$852	$858	(0.7	) %	$635	$591	7.4%
Net intersegment interest income
(expense)	1,637	2,033	(19.5)		(737)	(721)	2.2	(277)	(344)	(19.5)		(184)	(184)	-
Net interest income (expense)
and intersegment	3,570	3,804	(6.2)		287	260	10.4	575	514	11.9		451	407	10.8
Allocated provision for loan
and lease losses	608	1,801	(66.2)		326	553	(41.0)	125	93	34.4		68	110	(38.2)
Noninterest income	1,019	1,200	(15.1)		348	457	(23.9)	8	4	100.0		210	176	19.3
Intersegment net referral fees
(expense)	134	146	(8.2)		-	-	NM	-	-	NM		-	-	NM
Noninterest expense	2,370	2,401	(1.3)		306	264	15.9	105	105	-		265	245	8.2
Amortization of intangibles	47	66	(28.8)		-	-	NM	1	1	-		5	6	(16.7)
Allocated corporate expenses	866	771	12.3		30	23	30.4	25	22	13.6		26	35	(25.7)
Income (loss) before income taxes	832	111	NM		(27)	(123)	(78.0)	327	297	10.1		297	187	58.8
Provision (benefit) for income
taxes	299	35	NM		(10)	(46)	(78.3)	123	112	9.8		59	19	NM
Segment net income (loss)	$533	$76	NM		$(17)	$(77)	(77.9)	$204	$185	10.3		$238	$168	41.7

Identifiable segment assets
(period end)	$60,948	$63,244	(3.6)		$25,471	$22,183	14.8	$9,874	$9,418	4.8		$16,756	$14,945	12.1

								Other, Treasury				Total BB&T
	Insurance Services				Financial Services			& Corporate (2)				Corporation
	Dec. 31	Dec. 31	Percent		Dec. 31	Dec. 31	Percent	Dec. 31	Dec. 31	Percent		Dec. 31	Dec. 31	Percent
	2011	2010	Change		2011	2010	Change	2011	2010	Change		2011	2010	Change
Net interest income (expense)	$2	$3	(33.3	) %	$111	$99	12.1%	$950	$1,017	(6.6	) %	$5,507	$5,320	3.5%
Net intersegment interest income
(expense)	6	6	-		259	215	20.5	(704)	(1,005)	(30.0)		-	-	NM
Net interest income (expense)
and intersegment	8	9	(11.1)		370	314	17.8	246	12	NM		5,507	5,320	3.5
Allocated provision for loan
and lease losses	-	-	NM		3	45	(93.3)	60	36	66.7		1,190	2,638	(54.9)
Noninterest income	1,040	1,033	0.7		692	657	5.3	(204)	430	(147.4)		3,113	3,957	(21.3)
Intersegment net referral fees
(expense)	-	-	NM		19	16	18.8	(153)	(162)	(5.6)		-	-	NM
Noninterest expense	796	785	1.4		583	534	9.2	1,278	1,214	5.3		5,703	5,548	2.8
Amortization of intangibles	42	45	(6.7)		3	3	-	1	1	-		99	122	(18.9)
Allocated corporate expenses	61	57	7.0		31	32	(3.1)	(1,039)	(940)	10.5		-	-	NM
Income (loss) before income taxes	149	155	(3.9)		461	373	23.6	(411)	(31)	NM		1,628	969	68.0
Provision (benefit) for income
taxes	45	52	(13.5)		170	139	22.3	(390)	(196)	99.0		296	115	157.4
Segment net income (loss)	$104	$103	1.0		$291	$234	24.4	$(21)	$165	(112.7)		$1,332	$854	56.0

Identifiable segment assets
(period end)	$2,352	$2,294	2.5		$7,546	$6,053	24.7	$51,632	$38,944	32.6		$174,579	$157,081	11.1

(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.

BB&T Corporation Lines of Business Financial Performance - Five Quarter Trend (1) (Dollars in millions)

	Quarter Ended
Community Banking	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010

Net interest income (expense)	$498	$485	$482	$468	$474
Net intersegment interest income (expense)	388	403	418	428	460
Net interest income (expense) and intersegment	886	888	900	896	934

Allocated provision for loan and lease losses	123	150	129	206	465
Noninterest income	242	285	298	194	283
Intersegment net referral fees (expense)	40	33	29	32	48
Noninterest expense	744	552	531	543	615
Amortization of intangibles	11	11	12	13	14
Allocated corporate expenses	217	216	216	217	192

Income (loss) before income taxes	73	277	339	143	(21)
Provision (benefit) for income taxes	24	100	124	51	(12)
Segment net income (loss)	$49	$177	$215	$92	$(9)

Identifiable segment assets (period end)	$60,948	$60,878	$61,277	$62,167	$63,244

	Quarter Ended
Residential Mortgage Banking	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010

Net interest income (expense)	$271	$255	$244	$254	$256
Net intersegment interest income (expense)	(187)	(183)	(183)	(184)	(179)
Net interest income (expense) and intersegment	84	72	61	70	77

Allocated provision for loan and lease losses	41	58	146	81	111
Noninterest income	110	101	62	75	114
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	88	80	72	66	74
Amortization of intangibles	-	-	-	-	-
Allocated corporate expenses	8	7	8	7	6

Income (loss) before income taxes	57	28	(103)	(9)	-
Provision (benefit) for income taxes	21	11	(39)	(3)	-
Segment net income (loss)	$36	$17	$(64)	$(6)	$-

Identifiable segment assets (period end)	$25,471	$23,270	$21,625	$21,669	$22,183

	Quarter Ended
Dealer Financial Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010

Net interest income (expense)	$214	$216	$212	$210	$214
Net intersegment interest income (expense)	(65)	(67)	(71)	(74)	(80)
Net interest income (expense) and intersegment	149	149	141	136	134

Allocated provision for loan and lease losses	42	24	26	33	29
Noninterest income	2	2	2	2	2
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	27	26	27	25	27
Amortization of intangibles	-	1	-	-	-
Allocated corporate expenses	6	6	7	6	6

Income (loss) before income taxes	76	94	83	74	74
Provision (benefit) for income taxes	28	36	31	28	28
Segment net income (loss)	$48	$58	$52	$46	$46

Identifiable segment assets (period end)	$9,874	$9,804	$9,682	$9,481	$9,418

	Quarter Ended
Specialized Lending	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010

Net interest income (expense)	$167	$163	$154	$151	$158
Net intersegment interest income (expense)	(47)	(48)	(44)	(45)	(42)
Net interest income (expense) and intersegment	120	115	110	106	116

Allocated provision for loan and lease losses	24	27	17	-	28
Noninterest income	57	53	50	50	52
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	67	68	67	63	66
Amortization of intangibles	1	1	2	1	1
Allocated corporate expenses	6	7	6	7	9

Income (loss) before income taxes	79	65	68	85	64
Provision (benefit) for income taxes	16	11	13	19	10
Segment net income (loss)	$63	$54	$55	$66	$54

Identifiable segment assets (period end)	$16,756	$16,079	$15,161	$14,398	$14,945

(1)	Lines of business results are preliminary.

BB&T Corporation Lines of Business Financial Performance - Five Quarter Trend (1) (Dollars in millions)

	Quarter Ended
Insurance Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010

Net interest income (expense)	$-	$1	$-	$1	$1
Net intersegment interest income (expense)	2	1	2	1	1
Net interest income (expense) and intersegment	2	2	2	2	2

Allocated provision for loan and lease losses	-	-	-	-	-
Noninterest income	256	238	297	249	250
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	190	201	208	197	187
Amortization of intangibles	11	10	11	10	11
Allocated corporate expenses	18	14	15	14	17

Income (loss) before income taxes	39	15	65	30	37
Provision (benefit) for income taxes	13	5	18	9	12
Segment net income (loss)	$26	$10	$47	$21	$25

Identifiable segment assets (period end)	$2,352	$2,135	$2,343	$2,252	$2,294

	Quarter Ended
Financial Services	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010

Net interest income (expense)	$30	$28	$29	$24	$29
Net intersegment interest income (expense)	78	69	58	54	55
Net interest income (expense) and intersegment	108	97	87	78	84

Allocated provision for loan and lease losses	9	-	(2)	(4)	17
Noninterest income	183	171	172	166	189
Intersegment net referral fees (expense)	5	5	4	5	6
Noninterest expense	146	146	147	144	141
Amortization of intangibles	1	-	1	1	1
Allocated corporate expenses	7	9	8	7	8

Income (loss) before income taxes	133	118	109	101	112
Provision (benefit) for income taxes	49	44	40	37	54
Segment net income (loss)	$84	$74	$69	$64	$58

Identifiable segment assets (period end)	$7,546	$6,700	$6,373	$6,010	$6,053

	Quarter Ended
Other, Treasury & Corporate (2)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010

Net interest income (expense)	$272	$268	$233	$177	$200
Net intersegment interest income (expense)	(169)	(175)	(180)	(180)	(215)
Net interest income (expense) and intersegment	103	93	53	(3)	(15)

Allocated provision for loan and lease losses	33	(9)	12	24	(7)
Noninterest income	72	(160)	(94)	(22)	74
Intersegment net referral fees (expense)	(45)	(38)	(33)	(37)	(54)
Noninterest expense	332	320	318	308	283
Amortization of intangibles	-	1	(1)	1	1
Allocated corporate expenses	(262)	(259)	(260)	(258)	(238)

Income (loss) before income taxes	27	(158)	(143)	(137)	(34)
Provision (benefit) for income taxes	(67)	(139)	(96)	(88)	(77)
Segment net income (loss)	$94	$(19)	$(47)	$(49)	$43

Identifiable segment assets (period end)	$51,632	$48,811	$42,849	$41,062	$38,944

	Quarter Ended
Total BB&T Corporation	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010

Net interest income (expense)	$1,452	$1,416	$1,354	$1,285	$1,332
Net intersegment interest income (expense)	-	-	-	-	-
Net interest income (expense) and intersegment	1,452	1,416	1,354	1,285	1,332

Allocated provision for loan and lease losses	272	250	328	340	643
Noninterest income	922	690	787	714	964
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	1,594	1,393	1,370	1,346	1,393
Amortization of intangibles	24	24	25	26	28
Allocated corporate expenses	-	-	-	-	-

Income (loss) before income taxes	484	439	418	287	232
Provision (benefit) for income taxes	84	68	91	53	15
Segment net income (loss)	$400	$371	$327	$234	$217

Identifiable segment assets (period end)	$174,579	$167,677	$159,310	$157,039	$157,081

(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of December 31		Change
	2011	2010	$	%
Assets
Cash and due from banks	$1,562	$1,127	$435	38.6%
Interest-bearing deposits with banks	2,646	931	1,715	184.2
Federal funds sold and securities purchased under
resale agreements or similar arrangements	136	327	(191)	(58.4)
Segregated cash due from banks	20	309	(289)	(93.5)
Trading securities at fair value	534	633	(99)	(15.6)
Securities available for sale at fair value (1)	22,313	23,169	(856)	(3.7)
Securities held to maturity	14,094	-	14,094	NM
Loans and leases:
Commercial loans and leases
Commercial and industrial	36,415	34,050	2,365	6.9
Commercial real estate—other	10,689	11,439	(750)	(6.6)
Commercial real estate—residential ADC (2)	2,061	3,397	(1,336)	(39.3)
Direct retail lending	14,467	13,749	718	5.2
Sales finance loans	7,401	7,050	351	5.0
Revolving credit loans	2,212	2,127	85	4.0
Residential mortgage loans	20,581	17,550	3,031	17.3
Other lending subsidiaries	8,737	7,953	784	9.9
Other acquired loans	39	58	(19)	(32.8)
Total loans and leases held for investment (excluding covered loans)	102,602	97,373	5,229	5.4
Covered loans	4,867	6,194	(1,327)	(21.4)
Total loans and leases held for investment	107,469	103,567	3,902	3.8
Loans held for sale	3,736	3,697	39	1.1
Total loans and leases	111,205	107,264	3,941	3.7
Allowance for loan and lease losses	(2,256)	(2,708)	452	(16.7)
FDIC loss share receivable	1,100	1,922	(822)	(42.8)
Premises and equipment	1,855	1,840	15	0.8
Goodwill	6,078	6,008	70	1.2
Core deposit and other intangible assets	444	508	(64)	(12.6)
Residential mortgage servicing rights at fair value	563	830	(267)	(32.2)
Other assets (3)	14,285	14,921	(636)	(4.3)
Total assets	$174,579	$157,081	$17,498	11.1%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$25,684	$20,637	$5,047	24.5%
Interest checking	20,701	17,908	2,793	15.6
Money market and savings	44,618	36,964	7,654	20.7
Certificates and other time deposits	33,899	27,167	6,732	24.8
Foreign office deposits - interest-bearing	37	4,537	(4,500)	(99.2)
Total deposits	124,939	107,213	17,726	16.5
Fed funds purchased, repos and other borrowings	3,566	5,673	(2,107)	(37.1)
Long-term debt	21,803	21,730	73	0.3
Other liabilities	6,791	5,967	824	13.8
Total liabilities	157,099	140,583	16,516	11.7
Shareholders' equity:
Common stock	3,486	3,472	14	0.4
Additional paid-in capital	5,873	5,776	97	1.7
Retained earnings	8,772	7,935	837	10.5
Accumulated other comprehensive loss	(713)	(747)	34	(4.6)
Noncontrolling interest	62	62	-	-
Total shareholders' equity	17,480	16,498	982	6.0
Total liabilities and shareholders' equity	$174,579	$157,081	$17,498	11.1%

(1)	Includes $1.6 billion and $1.5 billion at December 31, 2011 and 2010, respectively, covered by FDIC loss sharing agreements.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $415 million and $360 million of foreclosed property and other assets covered by FDIC loss sharing agreements at December 31, 2011 and 2010, respectively.
NM	- not meaningful.

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

	As of
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010
Assets
Cash and due from banks	$1,562	$1,312	$1,199	$1,030	$1,127
Interest-bearing deposits with banks	2,646	2,907	1,337	865	931
Federal funds sold and securities purchased under
resale agreements or similar arrangements	136	185	250	305	327
Segregated cash due from banks	20	19	19	153	309
Trading securities at fair value	534	428	564	730	633
Securities available for sale at fair value (1)	22,313	24,649	19,409	17,887	23,169
Securities held to maturity	14,094	8,135	8,552	8,333	-
Loans and leases:
Commercial loans and leases
Commercial and industrial	36,415	34,817	34,166	33,587	34,050
Commercial real estate—other	10,689	10,931	11,134	11,277	11,439
Commercial real estate—residential ADC	2,061	2,414	2,689	3,061	3,397
Direct retail lending	14,467	13,882	13,679	13,612	13,749
Sales finance loans	7,401	7,265	7,236	7,121	7,050
Revolving credit loans	2,212	2,128	2,091	2,063	2,127
Residential mortgage loans	20,581	19,361	18,372	18,228	17,550
Other lending subsidiaries	8,737	8,636	8,464	7,767	7,953
Other acquired loans	39	47	50	56	58
Total loans and leases held for investment (excluding covered loans)	102,602	99,481	97,881	96,772	97,373
Covered loans	4,867	5,222	5,504	5,803	6,194
Total loans and leases held for investment	107,469	104,703	103,385	102,575	103,567
Loans held for sale	3,736	2,746	1,965	2,312	3,697
Total loans and leases	111,205	107,449	105,350	104,887	107,264
Allowance for loan and lease losses	(2,256)	(2,355)	(2,516)	(2,641)	(2,708)
FDIC loss share receivable	1,100	1,221	1,446	1,580	1,922
Premises and equipment	1,855	1,864	1,846	1,830	1,840
Goodwill	6,078	6,016	6,016	6,014	6,008
Core deposit and other intangible assets	444	433	457	483	508
Residential mortgage servicing rights at fair value	563	573	879	928	830
Other assets (2)	14,285	14,841	14,502	14,655	14,921
Total assets	$174,579	$167,677	$159,310	$157,039	$157,081
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$25,684	$24,557	$22,507	$21,864	$20,637
Interest checking	20,701	18,971	18,660	17,701	17,908
Money market and savings	44,618	43,858	39,356	40,388	36,964
Certificates and other time deposits	33,899	30,142	26,865	25,952	27,167
Foreign office deposits - interest-bearing	37	39	676	1,008	4,537
Total deposits	124,939	117,567	108,064	106,913	107,213
Fed funds purchased, repos and other borrowings	3,566	3,953	4,842	5,186	5,673
Long-term debt	21,803	22,153	23,380	22,591	21,730
Other liabilities	6,791	6,463	5,975	5,679	5,967
Total liabilities	157,099	150,136	142,261	140,369	140,583
Shareholders' equity:
Common stock	3,486	3,486	3,484	3,481	3,472
Additional paid-in capital	5,873	5,856	5,830	5,794	5,776
Retained earnings	8,772	8,493	8,241	8,042	7,935
Accumulated other comprehensive loss	(713)	(356)	(574)	(706)	(747)
Noncontrolling interest	62	62	68	59	62
Total shareholders' equity	17,480	17,541	17,049	16,670	16,498
Total liabilities and shareholders' equity	$174,579	$167,677	$159,310	$157,039	$157,081

(1)

Includes $1.6 billion, $1.7 billion, $1.7 billion, $1.7 billion and $1.5 billion at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively, covered by FDIC loss sharing agreements.

(2)

Includes $415 million, $387 million, $390 million, $401 million and $360 million of foreclosed property and other assets covered by FDIC loss sharing agreements at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Quarter Ended				Year-to-Date
	December 31		Change		December 31		Change
	2011	2010	$	%	2011	2010	$	%
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$709	$52	$657	NM%	$288	$568	$(280)	(49.3	) %
Mortgage-backed securities issued by GSE	31,053	21,067	9,986	47.4	25,305	22,310	2,995	13.4
States and political subdivisions	1,861	1,987	(126)	(6.3)	1,895	2,047	(152)	(7.4)
Non-agency mortgage-backed securities	459	1,025	(566)	(55.2)	528	1,174	(646)	(55.0)
Other securities	544	641	(97)	(15.1)	658	313	345	110.2
Covered securities	1,241	1,216	25	2.1	1,249	1,198	51	4.3
Total securities	35,867	25,988	9,879	38.0	29,923	27,610	2,313	8.4
Other earning assets	2,974	2,995	(21)	(0.7)	3,207	2,933	274	9.3
Loans and leases
Commercial loans and leases
Commercial and industrial	35,232	32,733	2,499	7.6	34,153	32,028	2,125	6.6
Commercial real estate—other	10,839	11,661	(822)	(7.0)	11,139	12,056	(917)	(7.6)
Commercial real estate—residential ADC	2,298	3,650	(1,352)	(37.0)	2,769	4,693	(1,924)	(41.0)
Direct retail lending	14,141	13,770	371	2.7	13,800	13,948	(148)	(1.1)
Sales finance loans	7,308	7,015	293	4.2	7,202	6,766	436	6.4
Revolving credit loans	2,159	2,086	73	3.5	2,106	2,032	74	3.6
Residential mortgage loans	20,051	16,974	3,077	18.1	18,782	15,965	2,817	17.6
Other lending subsidiaries	8,627	7,937	690	8.7	8,280	7,778	502	6.5
Other acquired loans	42	63	(21)	(33.3)	50	85	(35)	(41.2)
Total loans and leases held for investment
(excluding covered loans)	100,697	95,889	4,808	5.0	98,281	95,351	2,930	3.1
Covered loans	5,109	6,488	(1,379)	(21.3)	5,498	7,059	(1,561)	(22.1)
Total loans and leases held for investment	105,806	102,377	3,429	3.3	103,779	102,410	1,369	1.3
Loans held for sale	2,717	3,569	(852)	(23.9)	2,183	2,377	(194)	(8.2)
Total loans and leases	108,523	105,946	2,577	2.4	105,962	104,787	1,175	1.1
Total earning assets	147,364	134,929	12,435	9.2	139,092	135,330	3,762	2.8
Nonearning assets	24,132	24,535	(403)	(1.6)	23,874	24,328	(454)	(1.9)
Total assets	$171,496	$159,464	$12,032	7.5%	$162,966	$159,658	$3,308	2.1%
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$25,216	$21,027	$4,189	19.9%	$22,945	$19,742	$3,203	16.2%
Interest checking	19,467	16,628	2,839	17.1	18,614	16,477	2,137	13.0
Money market and savings	44,789	36,341	8,448	23.2	41,287	34,942	6,345	18.2
Certificates and other time deposits	32,290	28,085	4,205	15.0	28,825	33,699	(4,874)	(14.5)
Foreign office deposits - interest-bearing	163	3,511	(3,348)	(95.4)	647	1,913	(1,266)	(66.2)
Total deposits	121,925	105,592	16,333	15.5	112,318	106,773	5,545	5.2
Fed funds purchased, repos and other borrowings	3,727	9,446	(5,719)	(60.5)	5,189	9,022	(3,833)	(42.5)
Long-term debt	21,689	21,890	(201)	(0.9)	22,257	21,653	604	2.8
Other liabilities	6,400	5,585	815	14.6	5,935	5,324	611	11.5
Total liabilities	153,741	142,513	11,228	7.9	145,699	142,772	2,927	2.1
Shareholders' equity	17,755	16,951	804	4.7	17,267	16,886	381	2.3
Total liabilities and shareholders' equity	$171,496	$159,464	$12,032	7.5%	$162,966	$159,658	$3,308	2.1%

Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.
NM	- not meaningful

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$709	$236	$106	$93	$52
Mortgage-backed securities issued by GSE	31,053	27,104	22,516	20,409	21,067
States and political subdivisions	1,861	1,864	1,889	1,969	1,987
Non-agency mortgage-backed securities	459	511	547	595	1,025
Other securities	544	598	745	750	641
Covered securities	1,241	1,254	1,257	1,243	1,216
Total securities	35,867	31,567	27,060	25,059	25,988
Other earning assets	2,974	4,034	2,834	2,978	2,995
Loans and leases
Commercial loans and leases
Commercial and industrial	35,232	34,280	33,647	33,433	32,733
Commercial real estate—other	10,839	11,069	11,287	11,368	11,661
Commercial real estate—residential ADC	2,298	2,576	2,933	3,281	3,650
Direct retail lending	14,141	13,754	13,629	13,672	13,770
Sales finance loans	7,308	7,234	7,184	7,080	7,015
Revolving credit loans	2,159	2,109	2,070	2,082	2,086
Residential mortgage loans	20,051	18,818	18,311	17,926	16,974
Other lending subsidiaries	8,627	8,652	8,029	7,797	7,937
Other acquired loans	42	48	53	57	63
Total loans and leases held for investment (excluding covered loans)	100,697	98,540	97,143	96,696	95,889
Covered loans	5,109	5,342	5,625	5,927	6,488
Total loans and leases held for investment	105,806	103,882	102,768	102,623	102,377
Loans held for sale	2,717	1,776	1,573	2,671	3,569
Total loans and leases	108,523	105,658	104,341	105,294	105,946
Total earning assets	147,364	141,259	134,235	133,331	134,929
Nonearning assets	24,132	24,261	23,495	23,600	24,535
Total assets	$171,496	$165,520	$157,730	$156,931	$159,464
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$25,216	$23,370	$22,151	$20,990	$21,027
Interest checking	19,467	19,004	18,337	17,622	16,628
Money market and savings	44,789	42,174	39,388	38,724	36,341
Certificates and other time deposits	32,290	30,140	25,977	26,815	28,085
Foreign office deposits - interest-bearing	163	368	613	1,463	3,511
Total deposits	121,925	115,056	106,466	105,614	105,592
Fed funds purchased, repos and other borrowings	3,727	4,307	5,486	7,286	9,446
Long-term debt	21,689	22,347	23,114	21,879	21,890
Other liabilities	6,400	6,259	5,592	5,479	5,585
Total liabilities	153,741	147,969	140,658	140,258	142,513
Shareholders' equity	17,755	17,551	17,072	16,673	16,951
Total liabilities and shareholders' equity	$171,496	$165,520	$157,730	$156,931	$159,464

Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	December 31, 2011			September 30, 2011
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$709	$2	1.57%	$236	$1	0.88%
Mortgage-backed securities issued by GSE	31,053	164	2.12	27,104	129	1.89
States and political subdivisions	1,861	28	5.82	1,864	26	5.78
Non-agency mortgage-backed securities	459	8	7.26	511	9	6.90
Other securities	544	2	1.61	598	2	1.55
Covered securities	1,241	43	13.89	1,254	45	14.21
Total securities	35,867	247	2.76	31,567	212	2.68
Other earning assets	2,974	4	0.57	4,034	6	0.51
Loans and leases
Commercial loans and leases
Commercial and industrial	35,232	368	4.14	34,280	363	4.21
Commercial real estate—other	10,839	105	3.82	11,069	105	3.78
Commercial real estate—residential ADC	2,298	20	3.46	2,576	23	3.53
Direct retail lending	14,141	179	5.03	13,754	177	5.10
Sales finance loans	7,308	84	4.56	7,234	87	4.78
Revolving credit loans	2,159	48	8.68	2,109	46	8.77
Residential mortgage loans	20,051	232	4.65	18,818	228	4.83
Other lending subsidiaries	8,627	247	11.36	8,652	246	11.28
Other acquired loans	42	4	37.22	48	4	33.74
Total loans and leases held for investment
(excluding covered loans)	100,697	1,287	5.08	98,540	1,279	5.16
Covered loans	5,109	244	18.96	5,342	273	20.29
Total loans and leases held for investment	105,806	1,531	5.75	103,882	1,552	5.94
Loans held for sale	2,717	25	3.71	1,776	18	3.98
Total loans and leases	108,523	1,556	5.69	105,658	1,570	5.91
Total earning assets	147,364	1,807	4.88	141,259	1,788	5.03
Nonearning assets	24,132			24,261
Total assets	$171,496			$165,520

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,467	7	0.15	$19,004	8	0.16
Money market and savings	44,789	24	0.21	42,174	30	0.29
Certificates and other time deposits	32,290	106	1.30	30,140	112	1.47
Foreign office deposits - interest-bearing	163	-	0.03	368	-	0.04
Total interest-bearing deposits	96,709	137	0.56	91,686	150	0.65
Fed funds purchased, repos and other borrowings	3,727	2	0.24	4,307	3	0.31
Long-term debt	21,689	179	3.28	22,347	181	3.22
Total interest-bearing liabilities	122,125	318	1.04	118,340	334	1.12
Noninterest-bearing deposits	25,216			23,370
Other liabilities	6,400			6,259
Shareholders' equity	17,755			17,551
Total liabilities and shareholders' equity	$171,496			$165,520

Average interest-rate spread			3.84			3.91

Net interest income/ net interest margin		$1,489	4.02%		$1,454	4.09%

Taxable-equivalent adjustment		$37			$38

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	June 30, 2011			March 31, 2011			December 31, 2010
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$106	$-	1.91%	$93	$1	2.41%	$52	$1	4.60%
Mortgage-backed securities issued by GSE	22,516	95	1.69	20,409	84	1.65	21,067	102	1.95
States and political subdivisions	1,889	28	5.74	1,969	27	5.55	1,987	27	5.58
Non-agency mortgage-backed securities	547	8	6.44	595	10	6.38	1,025	15	5.93
Other securities	745	3	1.49	750	3	1.56	641	4	1.91
Covered securities	1,257	43	13.66	1,243	37	12.06	1,216	50	16.45
Total securities	27,060	177	2.62	25,059	162	2.59	25,988	199	3.07
Other earning assets	2,834	4	0.62	2,978	6	0.80	2,995	4	0.56
Loans and leases
Commercial loans and leases
Commercial and industrial	33,647	356	4.25	33,433	359	4.35	32,733	370	4.48
Commercial real estate—other	11,287	107	3.79	11,368	108	3.84	11,661	111	3.78
Commercial real estate—residential ADC	2,933	26	3.56	3,281	28	3.50	3,650	33	3.60
Direct retail lending	13,629	175	5.15	13,672	174	5.17	13,770	181	5.23
Sales finance loans	7,184	90	4.99	7,080	91	5.23	7,015	97	5.48
Revolving credit loans	2,070	45	8.75	2,082	46	8.90	2,086	46	8.62
Residential mortgage loans	18,311	219	4.80	17,926	223	4.97	16,974	218	5.14
Other lending subsidiaries	8,029	233	11.68	7,797	227	11.76	7,937	231	11.53
Other acquired loans	53	5	34.52	57	4	31.68	63	5	28.84
Total loans and leases held for investment
(excluding covered loans)	97,143	1,256	5.19	96,696	1,260	5.27	95,889	1,292	5.35
Covered loans	5,625	274	19.47	5,927	262	17.96	6,488	271	16.59
Total loans and leases held for investment	102,768	1,530	5.97	102,623	1,522	6.00	102,377	1,563	6.06
Loans held for sale	1,573	16	4.01	2,671	23	3.48	3,569	27	3.09
Total loans and leases	104,341	1,546	5.94	105,294	1,545	5.94	105,946	1,590	5.96
Total earning assets	134,235	1,727	5.16	133,331	1,713	5.19	134,929	1,793	5.28
Nonearning assets	23,495			23,600			24,535
Total assets	$157,730			$156,931			$159,464

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$18,337	8	0.16	$17,622	7	0.17	$16,628	7	0.16
Money market and savings	39,388	35	0.35	38,724	40	0.42	36,341	41	0.45
Certificates and other time deposits	25,977	111	1.72	26,815	124	1.88	28,085	144	2.03
Foreign office deposits - interest-bearing	613	(2)	(0.97)	1,463	-	(0.26)	3,511	-	0.03
Total interest-bearing deposits	84,315	152	0.72	84,624	171	0.82	84,565	192	0.90
Fed funds purchased, repos and other borrowings	5,486	4	0.22	7,286	5	0.30	9,446	7	0.29
Long-term debt	23,114	181	3.14	21,879	216	3.97	21,890	225	4.10
Total interest-bearing liabilities	112,915	337	1.19	113,789	392	1.39	115,901	424	1.45
Noninterest-bearing deposits	22,151			20,990			21,027
Other liabilities	5,592			5,479			5,585
Shareholders' equity	17,072			16,673			16,951
Total liabilities and shareholders' equity	$157,730			$156,931			$159,464

Average interest-rate spread			3.97			3.80			3.83

Net interest income/ net interest margin		$1,390	4.15%		$1,321	4.01%		$1,369	4.04%

Taxable-equivalent adjustment		$36			$36			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Year-To-Date (Dollars in millions)

			Year-to-Date
	December 31, 2011			December 31, 2010
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$288	$4	1.52%	$568	$21	3.67%
Mortgage-backed securities issued by GSE	25,305	472	1.86	22,310	723	3.24
States and political subdivisions	1,895	109	5.72	2,047	112	5.49
Non-agency mortgage-backed securities	528	35	6.72	1,174	69	5.87
Other securities	658	10	1.55	313	7	2.16
Covered securities	1,249	168	13.46	1,198	142	11.84
Total securities	29,923	798	2.67	27,610	1,074	3.89
Other earning assets	3,207	20	0.62	2,933	17	0.55
Loans and leases
Commercial loans and leases
Commercial and industrial	34,153	1,446	4.23	32,028	1,427	4.45
Commercial real estate—other	11,139	425	3.81	12,056	465	3.87
Commercial real estate—residential ADC	2,769	97	3.51	4,693	171	3.64
Direct retail lending	13,800	705	5.11	13,948	737	5.29
Sales finance loans	7,202	352	4.88	6,766	397	5.87
Revolving credit loans	2,106	185	8.77	2,032	178	8.74
Residential mortgage loans	18,782	902	4.80	15,965	859	5.38
Other lending subsidiaries	8,280	953	11.51	7,778	892	11.46
Other acquired loans	50	17	34.10	85	14	16.43
Total loans and leases held for investment
(excluding covered loans)	98,281	5,082	5.17	95,351	5,140	5.39
Covered loans	5,498	1,053	19.15	7,059	933	13.22
Total loans and leases held for investment	103,779	6,135	5.91	102,410	6,073	5.93
Loans held for sale	2,183	82	3.75	2,377	90	3.80
Total loans and leases	105,962	6,217	5.87	104,787	6,163	5.88
Total earning assets	139,092	7,035	5.06	135,330	7,254	5.36
Nonearning assets	23,874			24,328
Total assets	$162,966			$159,658

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$18,614	30	0.16	$16,477	29	0.17
Money market and savings	41,287	129	0.31	34,942	175	0.50
Certificates and other time deposits	28,825	453	1.57	33,699	715	2.12
Foreign office deposits - interest-bearing	647	(2)	(0.37)	1,913	(2)	(0.11)
Total interest-bearing deposits	89,373	610	0.68	87,031	917	1.05
Fed funds purchased, repos and other borrowings	5,189	14	0.27	9,022	26	0.28
Long-term debt	22,257	757	3.40	21,653	856	3.96
Total interest-bearing liabilities	116,819	1,381	1.18	117,706	1,799	1.53
Noninterest-bearing deposits	22,945			19,742
Other liabilities	5,935			5,324
Shareholders' equity	17,267			16,886
Total liabilities and shareholders' equity	$162,966			$159,658

Average interest-rate spread			3.88			3.83

Net interest income/ net interest margin		$5,654	4.06%		$5,455	4.03%

Taxable-equivalent adjustment		$147			$135

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Credit Quality (Dollars in millions)

	As of
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010
Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases
Commercial and industrial	$582	$579	$611	$594	$508
Commercial real estate—other	394	438	467	508	405
Commercial real estate—residential ADC	376	428	460	568	513
Direct retail lending	142	151	172	182	191
Sales finance loans	7	7	7	9	6
Residential mortgage loans (6)	308	298	292	511	466
Other lending subsidiaries	63	56	52	55	60
Total nonaccrual loans and leases held for investment	1,872	1,957	2,061	2,427	2,149
Loans held for sale	-	26	116	189	521
Total nonaccrual loans and leases	1,872	1,983	2,177	2,616	2,670
Foreclosed real estate (2)	536	950	1,147	1,211	1,259
Other foreclosed property	42	36	29	36	42
Total nonperforming assets (excluding covered assets) (2)	$2,450	$2,969	$3,353	$3,863	$3,971
Performing troubled debt restructurings (TDRs) (3)
Commercial loans and leases
Commercial and industrial	$74	$64	$100	$125	$205
Commercial real estate—other	117	124	153	233	280
Commercial real estate—residential ADC	44	55	105	120	172
Direct retail lending	146	141	143	146	141
Sales finance loans	8	6	6	5	5
Revolving credit loans	62	63	62	62	62
Residential mortgage loans (7)	608	568	570	587	585
Other lending subsidiaries	50	46	39	31	26
Total performing TDRs (7)	$1,109	$1,067	$1,178	$1,309	$1,476
Loans 90 days or more past due and still accruing
Commercial loans and leases
Commercial and industrial	$2	$1	$4	$6	$8
Commercial real estate—other	-	2	4	20	4
Commercial real estate—residential ADC	-	-	-	5	8
Direct retail lending	55	52	59	59	76
Sales finance loans	18	19	21	23	27
Revolving credit loans	17	15	16	18	20
Residential mortgage loans (8)(10)	104	91	90	124	143
Other lending subsidiaries	5	5	7	6	6
Other acquired loans	1	2	2	2	3
Total loans 90 days past due and still accruing (excluding covered loans) (4)(8)(10)	$202	$187	$203	$263	$295
Loans 30-89 days past due
Commercial loans and leases
Commercial and industrial	$85	$76	$72	$137	$163
Commercial real estate—other	22	27	35	54	68
Commercial real estate—residential ADC	14	27	25	40	84
Direct retail lending	161	148	154	166	189
Sales finance loans	75	67	68	67	95
Revolving credit loans	22	23	22	24	28
Residential mortgage loans (9)(11)	479	445	426	444	532
Other lending subsidiaries	273	243	198	166	248
Other acquired loans	1	1	-	1	1
Total loans 30-89 days past due (excluding covered loans) (5)(9)(11)	$1,132	$1,057	$1,000	$1,099	$1,408

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)

Excludes foreclosed real estate totaling $378 million, $355 million, $348 million, $362 million and $313 million at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively, that are covered by FDIC loss sharing agreements.

(3)

Excludes TDRs that are nonperforming totaling $280 million, $319 million, $381 million, $479 million and $479 million at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively. These amounts are included in total nonperforming assets.

(4)

Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $736 million, $872 million, $935 million, $1.2 billion and $1.1 billion at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

(5)

Excludes loans past due 30-89 days that are covered by FDIC loss sharing agreements totaling $222 million, $211 million, $308 million, $252 million and $363 million at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

(6)	Includes a reduction of $231 million in mortgage loans during the second quarter of 2011 in connection with BB&T's NPL disposition strategy.
(7)

Excludes restructured mortgage loans that are government guaranteed totaling $236 million, $214 million, $184 million, $148 million, and $129 million at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively. Includes mortgage loans held for sale.

(8)

Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $206 million, $185 million, $162 million, $187 million and $153 million at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively. Includes past due mortgage loans held for sale.

(9)

Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $91 million, $82 million, $78 million, $71 million and $83 million at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively. Includes past due mortgage loans held for sale.

(10)

Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 90 days or more totaling $426 million, $389 million, $389 million, $406 million and $425 million at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

(11)

Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 30-89 days totaling $7 million, $7 million, $7 million, $6 million and $7 million at December 31, 2011, September 30, 2011, June 30, 2011, March 31, 2011 and December 31, 2010, respectively.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010
Allowance for credit losses
Beginning balance	$2,406	$2,575	$2,691	$2,755	$2,650
Provision for credit losses (excluding covered loans)	223	243	313	340	543
Provision for covered loans	49	7	15	-	100
Charge-offs
Commercial loans and leases (1)
Commercial and industrial	(81)	(102)	(62)	(78)	(103)
Commercial real estate—other	(60)	(64)	(81)	(68)	(125)
Commercial real estate—residential ADC	(92)	(61)	(78)	(71)	(107)
Direct retail lending	(58)	(74)	(66)	(78)	(87)
Sales finance loans	(8)	(7)	(7)	(10)	(12)
Revolving credit loans	(21)	(23)	(24)	(27)	(28)
Residential mortgage loans (2)	(45)	(41)	(129)	(54)	(58)
Other lending subsidiaries	(53)	(42)	(43)	(52)	(57)
Covered loans	(13)	(53)	-	-	-
Total charge-offs	(431)	(467)	(490)	(438)	(577)
Recoveries
Commercial loans and leases (1)
Commercial and industrial	6	9	9	4	4
Commercial real estate—other	3	6	6	3	4
Commercial real estate—residential ADC	5	9	7	4	6
Direct retail lending	10	10	8	9	8
Sales finance loans	2	2	3	2	2
Revolving credit loans	5	4	5	5	4
Residential mortgage loans (2)	2	1	1	1	1
Other lending subsidiaries	5	7	7	6	10
Total recoveries	38	48	46	34	39
Net charge-offs	(393)	(419)	(444)	(404)	(538)
Ending balance	$2,285	$2,406	$2,575	$2,691	$2,755
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$2,107	$2,242	$2,357	$2,497	$2,564
Allowance for covered loans	149	113	159	144	144
Reserve for unfunded lending commitments	29	51	59	50	47
Total	$2,285	$2,406	$2,575	$2,691	$2,755

				As of/For the
				Twelve Months Ended
				December 31
				2011	2010
Allowance for credit losses
Beginning balance				$2,755	$2,672
Provision for credit losses (excluding covered loans)				1,119	2,494
Provision for covered loans				71	144
Charge-offs
Commercial loans and leases (1)
Commercial and industrial				(323)	(373)
Commercial real estate—other				(273)	(470)
Commercial real estate—residential ADC				(302)	(665)
Direct retail lending				(276)	(338)
Sales finance loans				(32)	(48)
Revolving credit loans				(95)	(118)
Residential mortgage loans (2)				(269)	(394)
Other lending subsidiaries				(190)	(252)
Covered loans				(66)	-
Total charge-offs				(1,826)	(2,658)
Recoveries
Commercial loans and leases (1)
Commercial and industrial				28	18
Commercial real estate—other				18	5
Commercial real estate—residential ADC				25	14
Direct retail lending				37	33
Sales finance loans				9	9
Revolving credit loans				19	16
Residential mortgage loans (2)				5	4
Other lending subsidiaries				25	31
Total recoveries				166	130
Net charge-offs				(1,660)	(2,528)
Other changes				-	(27)
Ending balance				$2,285	$2,755

(1)	Includes net charge-offs of $26 million and $464 million during the fourth quarter and year to date 2010, respectively, in connection with BB&T's NPL disposition strategy.
(2)	Includes net charge-offs of $87 million in the second quarter of 2011 and $141 million in year to date 2010 in connection with BB&T's NPL disposition strategy.

BB&T Corporation Credit Quality

	As of/For the Quarter Ended
	Dec. 31		Sept. 30		June 30		March 31		Dec. 31
	2011		2011		2011		2011		2010
Asset Quality Ratios (including amounts related to covered loans and covered foreclosed property)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	1.22%		1.18%		1.24%		1.29%		1.65%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.84		0.99		1.08		1.36		1.34
Nonperforming loans and leases as a
percentage of total loans and leases	1.68		1.85		2.07		2.49		2.49
Nonperforming assets as a percentage of:
Total assets	1.62		1.98		2.32		2.69		2.73
Loans and leases plus foreclosed property	2.52		3.05		3.46		3.97		3.94
Net charge-offs as a percentage of average loans and leases	1.44		1.57		1.71		1.56		2.02
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.10		2.25		2.43		2.58		2.62
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.45	X	1.42	X	1.41	X	1.61	X	1.27	X
Nonperforming loans and leases held for investment	1.21		1.20		1.22		1.09		1.26
Asset Quality Ratios (excluding amounts related to covered loans and covered foreclosed property) (3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	1.06%		1.03%		1.00%		1.11%		1.39%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.19		0.18		0.20		0.27		0.29
Nonperforming loans and leases as a
percentage of total loans and leases	1.76		1.94		2.18		2.64		2.64
Nonperforming assets as a percentage of:
Total assets	1.45		1.83		2.18		2.56		2.64
Loans and leases plus foreclosed property	2.29		2.88		3.32		3.85		3.88
Net charge-offs as a percentage of average loans and leases (4)	1.46		1.44		1.80		1.65		2.15
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.05		2.25		2.41		2.58		2.63
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.40	X	1.55	X	1.32	X	1.52	X	1.20	X
Nonperforming loans and leases held for investment	1.13		1.15		1.14		1.03		1.19

							As of/For the
							Twelve Months Ended
							December 31
							2011		2010
Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							1.57%		2.41%
Ratio of allowance for loan and lease losses to net charge-offs							1.36	X	1.07	X
Excluding covered loans:
Net charge-offs as a percentage of average loans and leases (4)							1.59%		2.59%
Ratio of allowance for loan and lease losses to net charge-offs							1.32	X	1.01	X

Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase. Refer to the footnotes on page 16 of this supplement for amounts related to these loans.
(2)	Excludes mortgage loans guaranteed by the government. Refer to the footnotes on page 16 of this supplement for amounts related to these loans.
(3)

These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.

(4)

Excluding the impact of losses and balances associated with BB&T's NPL disposition strategy, the adjusted net charge-offs ratio would have been 1.46% and 2.07% for the second quarter of 2011 and the fourth quarter of 2010, respectively. The adjusted net charge-off ratio would have been 1.50% and 1.97% for the twelve months ended December 31, 2011 and 2010, respectively.

BB&T Corporation Credit Quality - Supplemental Information (Dollars in millions)

	As of December 31, 2011
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total
Performing restructurings: (1)
Commercial loans
Commercial and industrial	$73	98.6%	$1	1.4%	$-	-%	$74
Commercial real estate—other	116	99.1	1	0.9	-	-	117
Commercial real estate—residential ADC	44	100.0	-	-	-	-	44
Direct retail lending	136	93.1	8	5.5	2	1.4	146
Sales finance loans	4	50.0	1	12.5	3	37.5	8
Revolving credit loans	50	80.6	6	9.7	6	9.7	62
Residential mortgage loans (2)	488	80.3	92	15.1	28	4.6	608
Other lending subsidiaries	45	90.0	5	10.0	-	-	50
Total performing restructurings	956	86.2	114	10.3	39	3.5	1,109
Nonperforming restructurings (3)	97	34.6	57	20.4	126	45.0	280
Total restructurings (2)	$1,053	75.8%	$171	12.3%	$165	11.9%	$1,389

(1)	Past due performing restructurings are included in past due disclosures.
(2)	Excludes restructured mortgage loans that are government guaranteed totaling $236 million.
(3)	Nonperforming restructurings are included in nonaccrual loan disclosures.

	Quarter Ended					Year-to-date
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31	Dec. 31	Dec. 31
	2011	2011	2011	2011	2010	2011	2010
Net charge-offs as a percentage of
average loans and leases:
Commercial loans and leases
Commercial and industrial	0.84%	1.08%	0.64%	0.90%	1.21%	0.86%	1.11%
Commercial real estate—other	2.11	2.09	2.64	2.33	4.11	2.29	3.86
Commercial real estate—residential ADC	14.84	8.06	9.62	8.34	10.96	9.97	13.88
Direct retail lending	1.36	1.84	1.70	2.06	2.27	1.74	2.19
Sales finance loans	0.34	0.28	0.24	0.42	0.55	0.32	0.56
Revolving credit loans	3.13	3.30	3.77	4.33	4.51	3.62	5.03
Residential mortgage loans	0.86	0.84	2.80	1.20	1.33	1.41	2.44
Other lending subsidiaries	2.16	1.61	1.83	2.39	2.39	1.99	2.84
Covered loans	0.99	3.97	-	-	-	1.20	-
Total loans and leases (1)	1.44	1.57	1.71	1.56	2.02	1.57	2.41

Total loans and leases, excluding covered loans (1)	1.46	1.44	1.80	1.65	2.15	1.59	2.59

Applicable ratios are anualized.
(1)	Total loans and leases includes loans held for sale.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010
Selected Capital Information (1)
Risk-based capital
Tier 1	$14,913	$14,696	$14,363	$14,100	$13,959
Total	18,804	18,837	18,641	18,389	18,319
Risk-weighted assets (2)	119,856	117,020	116,041	116,484	118,131
Average quarterly tangible assets	165,349	159,268	151,677	151,049	153,349
Risk-based capital ratios
Tier 1	12.4%	12.6%	12.4%	12.1%	11.8%
Total	15.7	16.1	16.1	15.8	15.5
Leverage capital ratio	9.0	9.2	9.5	9.3	9.1
Equity as a percentage of total assets	10.0	10.5	10.7	10.6	10.5
Book value per common share	$24.98	$25.07	$24.37	$23.86	$23.67

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	6.9%	7.1%	7.2%	7.2%	7.1%
Tier 1 common equity as a percentage of risk-weighted assets	9.7	9.8	9.6	9.3	9.1

Tangible book value per common share	$16.73	$16.42	$15.95	$15.59	$15.43

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$14,913	$14,696	$14,363	$14,100	$13,959
Less:
Qualifying restricted core capital elements	3,250	3,249	3,249	3,248	3,248
Tier 1 common equity	$11,663	$11,447	$11,114	$10,852	$10,711

Total assets	$174,579	$167,677	$159,310	$157,039	$157,081
Less:
Intangible assets, net of deferred taxes	6,406	6,330	6,353	6,374	6,391
Plus:
Regulatory adjustments, net of deferred taxes	421	99	389	572	636
Tangible assets	$168,594	$161,446	$153,346	$151,237	$151,326

Total risk-weighted assets (2)	$119,856	$117,020	$116,041	$116,484	$118,131

Tangible common equity as a percentage of tangible assets	6.9%	7.1%	7.2%	7.2%	7.1%
Tier 1 common equity as a percentage of risk-weighted assets	9.7	9.8	9.6	9.3	9.1

Tier 1 common equity	$11,663	$11,447	$11,114	$10,852	$10,711

Outstanding shares at end of period (in thousands)	697,143	697,101	696,894	696,285	694,381

Tangible book value per common share	$16.73	$16.42	$15.95	$15.59	$15.43

(1)	Current quarter regulatory capital information is preliminary.
(2)

Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.

(3)

Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

		Favorable (Unfavorable)
Selected Items		Pre-Tax	After-Tax

Fourth Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income	$(11)	$(7)
VISA indemnification	Other noninterest expense	(11)	(7)

Third Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income	(37)	(23)
Leveraged lease sale	Other noninterest expense	(16)	10

Second Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income	(27)	(17)

First Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income	(74)	(46)

Fourth Quarter 2010
Losses/write-downs related to NPL disposition strategy	Other noninterest income	(62)	(39)

Third Quarter 2010
Losses/write-downs related to NPL disposition strategy	Other noninterest income	(28)	(17)

Second Quarter 2010
No selected items noted

First Quarter 2010
Colonial premises and equipment adjustment	Occupancy and equipment expense	16	10
Contingency reserve adjustment	Other noninterest expense	11	7

	As of / Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
	2011	2011	2011	2011	2010

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease)	$(23)	$(299)	$(61)	$41	$191
MSRs hedge gains (losses)	45	329	59	(39)	(176)
Net	$22	$30	$(2)	$2	$15

Residential mortgage loan originations	$8,424	$5,549	$3,888	$5,802	$8,406

Residential mortgage servicing portfolio (1)
Loans serviced for others	67,066	66,305	65,872	64,894	61,795
Bank-owned loans serviced	24,574	22,413	20,956	21,174	21,680
Total servicing portfolio	91,640	88,718	86,828	86,068	83,475

Weighted-average coupon rate	5.02%	5.10%	5.14%	5.17%	5.26%
Weighted-average servicing fee	0.338	0.341	0.344	0.346	0.350

Selected Miscellaneous Information
Derivatives notional amount	$67,581	$67,403	$58,060	$57,160	$65,386
Fair value of derivatives	19	207	(29)	(77)	(69)
Accumulated comprehensive income related to securities,
net of tax (2)	50	159	(128)	(307)	(333)
Common stock prices
High	25.57	27.36	27.81	29.60	27.57
Low	19.76	18.92	25.24	25.95	22.15
End of period	25.17	21.33	26.84	27.45	26.29

Banking offices	1,779	1,780	1,778	1,781	1,782
ATMs	2,483	2,484	2,475	2,476	2,481
FTEs	31,774	31,684	31,617	31,365	31,354

(1)	Amounts reported are unpaid principal balance.
(2)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation NON-GAAP Reconciliation Table

	Quarter Ended
	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
NON-GAAP Reconciliation Table	2011	2011	2011	2011	2010
Efficiency ratio - GAAP	67.1%	66.1%	64.1%	67.4%	60.9%
Effect of securities gains (losses), net	2.4	(1.0)	-	-	2.4
Effect of merger-related and restructuring charges, net	(0.7)	-	(0.1)	0.1	(0.2)
Effect of losses/write-downs on NPL disposition loans	(0.2)	(0.9)	(0.7)	(2.1)	(1.5)
Effect of FDIC loss share accounting	0.9	0.1	0.3	-	2.0
Effect of foreclosed property expense	(14.5)	(7.8)	(6.6)	(7.0)	(7.1)
Effect of leveraged lease sale	-	(0.8)	-	-	-
Effect of VISA indemnification	(0.5)	-	-	-	-
Effect of amortization of intangibles	(1.0)	(1.1)	(1.2)	(1.3)	(1.2)
Efficiency ratio - reported	53.5	54.6	55.8	57.1	55.3
Fee income ratio - GAAP	38.2%	32.2%	36.1%	35.1%	41.3%
Effect of securities gains (losses), net	(2.7)	1.1	-	-	(2.5)
Effect of losses/write-downs on NPL disposition loans	0.3	1.1	0.7	2.2	1.6
Effect of FDIC loss share accounting	2.6	4.9	4.0	2.8	1.4
Fee income ratio - reported	38.4	39.3	40.8	40.1	41.8

				Year-to-Date Dec. 31
NON-GAAP Reconciliation Table				2011	2010
Efficiency ratio - GAAP				66.2%	60.2%
Effect of securities gains (losses), net				0.4	3.3
Effect of merger-related and restructuring charges, net				(0.2)	(0.7)
Effect of contingency reserve				-	0.2
Effect of losses/write-downs on NPL disposition loans				(1.0)	(0.5)
Effect of Colonial premises and equipment adjustments				-	0.1
Effect of FDIC loss share accounting				0.3	0.7
Effect of foreclosed property expense				(9.1)	(8.1)
Effect of leveraged lease sale				(0.2)	-
Effect of VISA indemnification				(0.1)	-
Effect of amortization of intangibles				(1.1)	(1.3)
Efficiency ratio - reported				55.2	53.9
Fee income ratio - GAAP				35.5%	42.0%
Effect of securities gains (losses), net				(0.4)	(3.6)
Effect of losses/write-downs on NPL disposition loans				1.0	0.6
Effect of FDIC loss share accounting				3.6	2.0
Fee income ratio - reported				39.7	41.0